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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 1, 2006

                         VNUS MEDICAL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                   000-50988               94-3216535
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)               File Number)       Identification Number)

                               5799 Fontanoso Way
                           San Jose, California 95138
                                 (408) 360-7200
         (Address of principal executive offices including zip code and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 1, 2006, VNUS Medical Technologies, Inc. (the "Company") issued a press release announcing its financial results for the third quarter of 2006. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (d) Exhibits

Exhibit No.   Description
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99.1          Press Release of VNUS Medical Technologies, Inc., dated November
              1, 2006 entitled "VNUS Medical Technologies Reports Third-Quarter
              2006 Results"

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2006

                                          VNUS MEDICAL TECHNOLOGIES, INC.


                                          By:    /s/ CHARLENE A. FRIEDMAN
                                                 -------------------------------
                                          Name:  Charlene A. Friedman
                                          Title: Vice President, General Counsel
                                                 and Secretary

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                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED NOVEMBER 1, 2006

Exhibit       Description
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99.1          Press Release of VNUS Medical Technologies, Inc., dated November
              1, 2006 entitled, "VNUS Medical Technologies Reports Third-Quarter
              2006 Results"